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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2007

                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)

          Delaware                   0-24006                  94-3134940
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

                               201 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On August 27, 2007, the Board of Directors of Nektar Therapeutics (the "Company") appointed Mr. Lutz Lingnau as a new director to fill the vacancy created by resolution of the Board of Directors to increase the authorized number of directors from 9 to 10. Mr. Lingnau will serve until the 2010 annual meeting of stockholders or until his successor is duly elected and qualified. On August 29, 2007, the Company issued a press release announcing the appointment of Mr. Lingnau, a copy of which is included as Exhibit 99.1 to this filing.

      Mr. Lingnau, age 64, retired from Schering AG Group, Germany, in 2005 as a member of Schering AG's Executive Board and as Vice Chairman, President and Chief Executive Officer of Schering Berlin, Inc., a United States subsidiary. Prior to his retirement, Mr. Lingnau was responsible for Schering AG's worldwide specialized therapeutics and dermatology businesses. He joined Schering AG's business trainee program in 1966. Throughout his career at Schering AG, he served in various capacities and in a number of subsidiaries in South America and the United States, including his roles as President of Berlex Laboratories, Inc., from 1983 to 1985, as the Head of Worldwide Sales and Marketing in the Pharmaceutical Division of Schering AG, from 1985 to 1989, and as Chairman of Berlex Laboratories, Inc. from 1985 to 2005. Mr. Lingnau is currently a member of the Supervisory Board of LANXESS AG, Chairman of the Board of Directors of Micropharma Limited, a biotechnology company, and was a member of the Board of Directors of Sirna Therapeutics, Inc., a biotechnology company, from February 2006 through the closing of the acquisition of Sirna by Merck & Co., Inc. in December 2006.

      There are no arrangements or understandings between Mr. Lingnau and any other persons pursuant to which he was selected as a director. Mr. Lingnau will participate in the Company's Amended and Restated Compensation Plan for Non-Employee Directors filed by the Company on February 23, 2007 with the Securities and Exchange Commission on a Current Report on Form 8-K. Mr. Lingnau is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission's Regulation S-K.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

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Exhibit
No.           Description
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99.1          Press release titled "Nektar Therapeutics Appoints Lutz Lingnau as
              New Board Member."

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        By: /s/ Gil M. Labrucherie
                                            -----------------------------------
                                                Gil M. Labrucherie
                                                Senior Vice President, General
                                                Counsel and Secretary

                                        Date:   August 29, 2007